SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): February 6, 2014

THINSPACE TECHNOLOGY, INC.

 (Exact name of Company as specified in charter)

Delaware	000- 52524	43-2114545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5535 S. Williamson Blvd, Unit 751
Port Orange, FL 32128
(Address of principal executive offices) (zip code)

 786-763-3830
(Registrant's telephone number)

Vanity Events Holding, Inc.
1111 Kane Concourse, Suite 304
Bay Harbor Islands, FL 33154
(Former name and address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Company under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 13, 2014, shareholders of Thinspace Technology, Inc. (formerly known as Vanity Events Holding, Inc.) (the “Company”) approved by written consent an amendment to the Company’s certificate of incorporation to change the Company’s name from Vanity Events Holding, Inc. to Thinspace Technology, Inc. The amendment was approved by shareholders owning an aggregate of 77,000,000 shares of common stock, representing 87.9% of the Company’s issued and outstanding shares of common stock

On February 6, 2014, the Company filed the certificate of amendment to change its name from Vanity Events Holding, Inc. to Thinspace Technology, Inc. with the Secretary of State of Delaware.

Item 5.07 Submission of Matters to a Vote of Security Holders.

See Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THINSPACE TECHNOLOGY, INC.

Dated: February 27, 2014	By:	/s/ Robert Zysblat
Name: Robert Zysblat
Title: President